Case 16-10284-KJC    Doc 189    Filed 06/29/16    Page 1 of 11

Exhibit 99.6

UNITED STATES BANKRUPTCY COURT

                     DISTRICT OF DELAWARE

In re Wave Systems Corp.	Case No. 16-10284 (KJC)
Debtor

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Exhibit 1
Certificates of Insurance:	Exhibit 2
Workers Compensation	see Ex 2
Property	see Ex 2
General Liability	see Ex 2
Vehicle	N/A
Other:
Identify areas of self-insurance w/ liability caps	N/A
Evidence of Debtor in Possession Bank Accounts	Exhibit 3
Tax Escrow Account
General Operating Account	see Ex 3
Money Market Account pursuant to Local Rule 4001-3. Refer to http://www.deb.uscourts.gov/	N/A
Other: Bidder Deposit Account	see Ex 3
Retainers Paid (Form IR-2)	Exhibit 4

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ David W. Carickhoff	June 29, 2016
David W. Carickhoff - Chapter 11 Trustee	Date

FORM IR

(4/07)

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Exhibit 1

Case 16-10284-KJC    Doc 189    Filed 06/29/16    Page 3 of 11

In re Wave Systems Corp.	Case No. 16-10284 (KJC)
Debtor

CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: See attached budget through 8/19/16

This schedule must be filed with the Court and a copy submitted to the United States Trustee within 15 days after the order for relief. Amended cash flow projections should be submitted as necessary.

	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Total
Cash Beginning of Month

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, AND OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE & SELLING
OTHER (ATTACH LIST)

PROFESSIONAL FEES
US TRUSTEE FEES
COURT COSTS

TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

Cash End of Month

FORM IR-1

(4/07)

Case 16-10284-KJC    Doc 189    Filed 06/29/16    Page 4 of 11

Wave Systems, Inc.

13 Week Cash Flow Forecast

For the period beginning May 23, 2016

Week Ended		1 5/27/16	2 6/3/16	3 6/10/16	4 6/17/16	5 6/24/16	6 7/1/16	7 7/8/16	8 7/15/16	9 7/22/16	10 7/29/16	11 8/5/16	12 8/12/16	13 8/19/16	TOTAL

Beginning Cash Position		$80,000	$100,373	$100,459	$100,709	$100,865	$101,031	$101,135	$101,455	$101,559	$102,133	$102,462	$102,566	$102,749	$80,000

Total Receipts				9,500		20,000									29,500

Disbursements:
Employee Wages		44,525	44,525	45,000	45,000	45,000	55,000	55,000	55,000	55,000	55,000	55,000	55,000	55,000	664,050
Employee Benefits		4,453	4,453	4,453	4,633	4,933	4,933	4,933	4,933	5,233	5,233	5,233	5,233	5,233	63,883
Outside Contractors		10,000				20,000				20,000				20,000	70,000

Operating Disbursements
Data Center and Telephone		6,500				6,500				6,500				6,500	26,000
Office Rent and Op Costs															—
Ordinary Course Professionals		10,000				10,000				10,000				10,000	40,000
Insurance		50,000													50,000
Hardware/Software Licenses		10,000													10,000
Marketing Travel		5,000				5,000				5,000				5,000	20,000
Marketing Support															—
Other Expenses		5,000				5,000				5,000				5,000	20,000

Total Operating Disbursements		86,500	—	—	—	26,500	—	—	—	26,500	—	—	—	26,500	166,000

Restructuring Costs
US Trustee Fees											4,850				4,850
Ch. 11 Trustee Professionals										225,000	—				225,000
ESW Legal		50,000		105,000				105,000			105,000				365,000
DIP Interest			373	458	709	864	1,031	1,134	1,454	1,558	2,132	2,461	2,566	2,748	17,487
Claims/Noticing Agent					40,000	20,000		20,000			20,000		45,000	15,000	160,000

Total Restructuring Costs		50,000	373	105,458	40,709	20,864	1,031	126,134	1,454	226,558	131,982	2,461	47,566	17,748	772,337

Total Disbursements		195,478	49,350	154,910	90,341	117,296	60,963	186,067	61,387	333,291	192,215	62,694	107,798	124,480	1,736,270

Net Cash Flow		(195,478)	(49,350)	(145,410)	(90,341)	(97,296)	(60,963)	(186,067)	(61,387)	(333,291)	(192,215)	(62,694)	(107,798)	(124,480)	(1,706,770)

Cash Balance Before DIP Funding		(115,478)	51,023	(44,952)	10,368	3,569	40,068	(84,932)	40,068	(231,732)	(90,082)	39,769	(5,232)	(21,732)	(1,626,770)

New DIP Funding		215,478	48,978	144,952	89,633	96,432	59,933	184,932	59,933	331,732	190,083	60,232	105,233	121,732	1,709,283
New DIP Interest	0.09	373	458	709	864	1,031	1,134	1,454	1,558	2,132	2,461	2,566	2,748	2,958	20,446

Ending Cash Balance		$100,373	$100,459	$100,709	$100,865	$101,031	$101,135	$101,455	$101,559	$102,133	$102,462	$102,566	$102,749	$102,959	$102,959

NOTES:

Cumulative Dip balance		(215,478)	(264,456)	(409,408)	(499,041)	(595,473)	(655,406)	(840,338)	(900,271)	(1,232,003)	(1,422,086)	(1,482,318)	(1,587,551)	(1,709,283)
Interest Calc		(372.94)	(457.71)	(708.59)	(863.72)	(1,030.63)	(1,134.36)	(1,454.43)	(1,558.16)	(2,132.31)	(2,461.30)	(2,565.55)	(2,747.68)	(2,958.37)
Cumulative Interest balance			(830.66)	(1,539.25)	(2,402.97)	(3,433.60)	(4,567.95)	(6,022.38)	(7,580.55)	(9,712.86)	(12,174.16)	(14,739.71)	(17,487.40)	(20,445.77)

Wave Systems Post-Petition Budget 5 23 16 HB 5 23 16_15745485(5) (4)	DRAFT AND CONFIDENTIAL NOT FOR FURTHER CIRCULATION SUBJECT TO FRE 408	5/25/2016 2:43 PM

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Wave Systems Corp.

Professional Fee Budget - Accrual basis

For the period beginning May 23, 2016

Week ended	1 5/27/2016	2 6/3/2016	3 6/10/2016	4 6/17/2016	5 6/24/2016	6 7/1/2016	7 7/8/2016	8 7/15/2016	9 7/22/2016	10 7/29/2016	11 8/5/2016	12 8/12/2016	13 8/19/2016	TOTAL

Ch. 11 Trustee Professionals														—
Archer & Greiner	35,000	30,000	35,000	35,000	30,000	30,000	35,000	45,000	45,000	45,000	45,000	40,000	40,000	490,000
Guiliano Miller	20,000	15,000	20,000	15,000	15,000	15,000	25,000	25,000	20,000	20,000	20,000	20,000	20,000	250,000

Total	55,000	45,000	55,000	50,000	45,000	45,000	60,000	70,000	65,000	65,000	65,000	60,000	60,000	740,000

Wave Systems Post-Petition Budget 5 23 16 HB 5 23 16_15745485(5) (4)	DRAFT AND CONFIDENTIAL NOT FOR FURTHER CIRCULATION SUBJECT TO FRE 408	5/25/2016 2:43 PM

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Exhibit 2

The chapter 11 trustee is in the process of retaining certain employees and obtaining certain insurance coverage. Certificates of insurance will be filed in an amended report.

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Exhibit 3

Case 16-10284-KJC    Doc 189    Filed 06/29/16    Page 8 of 11

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456	Interim Statement Start: Interim Statement End:	June 01, 2016 June 16, 2016 Page 1 of 2
	Case Number: Case Name:	16-10284(KJC) WAVE SYSTEMS CORP.,
Mr. David W. Carickhoff	Trustee Number:
300 Delaware Ave Suite 1100 Wilmington, DE 19801	Trustee Name:	Mr. David W. Carickhoff
Questions: (800) 634-7734, ext. 8 bmsbankingcenter@bms7.com www.bms7.com

Account number	9566	Beginning balance	$708,471.12

		Total additions	$0.00

		Total subtractions	$90,335.71

		Ending balance	$618,135.41

Case 16-10284-KJC    Doc 189    Filed 06/29/16    Page 9 of 11

Rabobank, N.A. P.O. Box 6010 Santa Maria, CA 93456	Interim Statement Start: Interim Statement End:	June 01, 2016 June 16, 2016 Page 1 of 1
	Case Number: Case Name:	16-10284(KJC) WAVE SYSTEMS CORP.,
Mr. David W. Carickhoff	Trustee Number:
300 Delaware Ave Suite 1100 Wilmington, DE 19801	Trustee Name:	Mr. David W. Carickhoff
Questions: (800) 634-7734, ext. 8 bmsbankingcenter@bms7.com www.bms7.com

Account number	9567	Beginning balance	$0.00

		Total additions	$3,800,000.00

		Total subtractions	$0.00

		Ending balance	$3,800,000.00

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Exhibit 4

Case 16-10284-KJC    Doc 189    Filed 06/29/16    Page 11 of 11

In re Wave Systems Corp.	Case No. 16-10284 (KJC)
Debtor	Reporting Period: Initial Report

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer 1)

	Check				Amount Applied
Payee	Date	Number	Name of Payor	Amount	to Date	Balance
Young Conaway Stargat	7/15 - 01/1	Various	Wave Systems Corp.	$85,000.00	$85,000.00	$0.00

[1]	Identify all Evergreen Retainers

Form IR-2

(4/07)